Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated September 29, 2016

to

Prospectus Dated February 12, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated February 12, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Suitability Standards

The Iowa suitability standard under the caption “Suitability Standards” is superseded in its entirety by the following:

Iowa – Investors must have a minimum of $100,000 annual income and a net worth of $100,000 (exclusive of home, auto and furnishings) or, in the alternative, a minimum net worth of $350,000 (exclusive of home, auto and furnishings). In addition, investors may not invest in the aggregate more than 10% of their liquid net worth in this offering, other non-exchange listed BDCs, and our affiliated non-exchange listed programs. “Liquid net worth” is defined as the portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

The “Discussion of Expected Operating Results” section of the Prospectus is amended by replacing the second sentence of the third paragraph under the subheading “Overview—Operating Expenses” with the following:

The “Expense Support Payment Period” begins on the date our minimum offering requirement is satisfied and ends on December 31, 2016.